UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2012

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)		29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Event.

On June 6, 2012, SCBT, N.A., the wholly-owned bank of the Registrant, was approved by the South Carolina Board of Financial Institutions to convert from a national bank charter to a South Carolina state bank charter, and change its name from SCBT, N.A. to SCBT.  Both changes will become effective beginning July 1, 2012.  This conversion is not as a result of any dispute or disagreement with the Office of the Comptroller of the Currency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	June 11, 2012	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer and
Chief Operating Officer